                                                                   EXHIBIT 10.63

                              TERMINATION AGREEMENT


         THIS TERMINATION AGREEMENT, dated as of July 22, 2004 (this "Agreement"), is among BORDERS GROUP, INC., a Michigan corporation ("BGI"), and certain Subsidiaries of BGI (individually, a "Guarantor" and collectively, the "Guarantors"), as Guarantors, BORDERS, INC., a Colorado corporation ("Borders"), and certain other Subsidiaries of BGI, (individually, a "Lessee" and, collectively, the "Lessees"), as Lessees, ATLANTIC FINANCIAL GROUP, LTD., a Texas limited partnership (the "Lessor"), certain financial institutions parties hereto as lenders (together with any other financial institution that becomes a party hereto as a lender, collectively referred to as "Lenders" and individually as a "Lender"), and SUNTRUST BANK, a Georgia state banking corporation, as agent for the Lenders (in such capacity, the "Agent") and Documentation Agent.

                                   BACKGROUND

         1. The Guarantors, the Lessees, Lessor, the Lenders and the Agent, are parties to that certain Master Agreement, dated as of June 21, 2002 (as heretofore amended or modified from time to time, the "Master Agreement").

         2. No Leased Properties were acquired by the Lessor pursuant to the Master Agreement, and the parties hereto desire to terminate the facility provided pursuant to the Master Agreement and the documents related thereto.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms used in this Agreement and not otherwise defined herein, shall have the meanings assigned thereto in the Master Agreement.

         SECTION 2. Termination. As of the Effective Date (as hereinafter defined), the parties hereto hereby agree that all of rights and obligations of the Lessees, the Lessor, the Lenders, the Guarantors and the Agent pursuant to the Master Agreement and the other Operative Documents, including the Commitments of the Funding Parties pursuant to the Master Agreement, shall be terminated and shall be of no further force and effect, provided that the obligations of the Lessees and the Guarantors set forth in Sections 7.1, 7.2, 7.4, 7.5 and Section 8.3 of the Master Agreement and all other obligations of the Lessees and the Guarantors that explicitly survive the termination of the Operative Documents shall survive the termination effected by this Agreement. The "Effective Date" shall mean the date on which the Agent shall have received, in immediately available funds, an amount equal to (i) $8718.12, which amount reflects the sum of the outstanding Facility Fee owing to the Funding Parties to and including July 22, 2004, plus (ii) $500.00 for legal fees and disbursements due to Brown McCarroll, L.L.P.

         SECTION 3. UCC Terminations. The Lenders, the Lessor and the Agent hereby authorize the Lessees to file any terminations of any UCC financing statements filed against any Lessee in favor of the Agent in connection with the Operative Documents.

         SECTION 4. Miscellaneous. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia. This Agreement may be executed by the parties hereto on separate counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same agreement.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date above written.

                                BORDERS GROUP, INC., as a Guarantor


                                By: /s/ Edward W. Wilhelm
                                   ---------------------------------------------
                                Name Printed: Edward W. Wilhelm
                                Title: Senior Vice President
                                       and Chief Financial Officer


                                BORDERS, INC., as a Lessee and as a
                                Guarantor


                                By: /s/ Edward W. Wilhelm
                                   ---------------------------------------------
                                Name Printed: Edward W. Wilhelm
                                Title: Senior Vice President and Treasurer


                                PLANET MUSIC, INC., as a Guarantor


                                By: /s/ Edward W. Wilhelm
                                   ---------------------------------------------
                                Name Printed: Edward W. Wilhelm
                                Title: Senior Vice President and Treasurer


                                BORDERS PROPERTIES, INC., as a Guarantor


                                By: /s/ Edward W. Wilhelm
                                   ---------------------------------------------
                                Name Printed: Edward W. Wilhelm
                                Title: Senior Vice President and Treasurer


                                WALDENBOOKS PROPERTIES, INC., as a Guarantor


                                By: /s/ Edward W. Wilhelm
                                   ---------------------------------------------
                                Name Printed: Edward W. Wilhelm
                                Title: Senior Vice President and Treasurer





                                      S-l

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                                      BORDERS ONLINE, LLC, as a Guarantor


                                      By: /s/ Edward W. Wilhelm
                                          --------------------------------------
                                      Name Printed: Edward W. Wilhelm
                                      Title: Senior Vice President and Treasurer


                                      BORDERS OUTLET, INC., as a Guarantor


                                      By: /s/ Edward W. Wilhelm
                                          --------------------------------------
                                      Name Printed: Edward W. Wilhelm
                                      Title: Senior Vice President and Treasurer


                                      BORDERS FULFILLMENT, INC., as a Guarantor


                                      By: /s/ Edward W. Wilhelm
                                          --------------------------------------
                                      Name Printed: Edward W. Wilhelm
                                      Title: Senior Vice President and Treasurer


                                      THE LIBRARY, LTD., as a Guarantor


                                      By: /s/ Edward W. Wilhelm
                                          --------------------------------------
                                      Name Printed: Edward W. Wilhelm
                                      Title: Senior Vice President and Treasurer


                                      WALDEN BOOK COMPANY, INC., as a Guarantor


                                      By: /s/ Edward W. Wilhelm
                                          --------------------------------------
                                      Name Printed: Edward W. Wilhelm
                                      Title: Senior Vice President and Treasurer


                                      BORDERS ONLINE, INC., as a Guarantor


                                      By: /s/ Edward W. Wilhelm
                                          --------------------------------------
                                      Name Printed: Edward W. Wilhelm
                                      Title: Senior Vice President and Treasurer

                                      S-2

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                                      ATLANTIC FINANCIAL GROUP, LTD., as
                                      Lessor

                                      By: Atlantic Financial Managers, Inc.,
                                          its General Partner


                                      By: /s/ Stephen Brookshire
                                          --------------------------------------
                                      Name Printed: Stephen Brookshire
                                      Title: President


                                      SUNTRUST BANK, as Agent, Documentation
                                      Agent and as a Lender

                                      By:
                                          --------------------------------------
                                      Name Printed:
                                      Title:


                                      HIBERNIA NATIONAL BANK, as a Lender

                                      By:
                                          --------------------------------------
                                      Name Printed:
                                      Title:


                                      MERRILL LYNCH BUSINESS FINANCIAL
                                      SERVICES INC., as a Lender

                                      By:
                                          --------------------------------------
                                      Name Printed:
                                      Title:


                                       S-3
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                                       ATLANTIC FINANCIAL GROUP, LTD., as Lessor

                                       By:    Atlantic Financial Managers, Inc.,
                                              its General Partner


                                       By:
                                           -------------------------------------
                                       Name Printed: Stephen Brookshire
                                       Title: President


                                       SUNTRUST BANK, as Agent, Documentation
                                       Agent and as a Lender


                                       By: /s/ Charles B. Biggers III
                                           -------------------------------------
                                       Name Printed: Charles B. Biggers III
                                       Title: Director


                                       HIBERNIA NATIONAL BANK, as a Lender


                                       By:
                                           -------------------------------------
                                       Name Printed:
                                       Title:


                                       MERRILL LYNCH BUSINESS FINANCIAL SERVICES
                                       INC., as a Lender


                                       By:
                                           -------------------------------------
                                       Name Printed:
                                       Title:







                                      S-4






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                                       ATLANTIC FINANCIAL GROUP, LTD., as Lessor

                                       By: Atlantic Financial Managers, Inc.,
                                       its General Partner


                                       By:
                                           -------------------------------------
                                       Name Printed: Stephen Brookshire
                                       Title: President


                                       SUNTRUST BANK, as Agent, Documentation
                                       Agent and as a Lender


                                       By:
                                           -------------------------------------
                                       Name Printed:
                                       Title:


                                       HIBERNIA NATIONAL BANK, as a Lender


                                       By:  /S/ Laura K. Watts
                                           -------------------------------------
                                       Name Printed: Laura K. Watts
                                       Title: V.P.


                                       MERRILL LYNCH BUSINESS FINANCIAL SERVICES
                                       INC., as a Lender


                                       By:
                                           -------------------------------------
                                       Name Printed:
                                       Title:

                                       MERRILL LYNCH BUSINESS FINANCIAL SERVICES
                                       INC., as a Lender



                                       By:  /s/ Patrick A. Lucas
                                           -------------------------------------
                                       Name Printed: Patrick A. Lucas
                                       Title: V.P.








                                   S-6